Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Enhanced Short Maturity ETF

(the “Fund”)

Supplement to the Fund’s Prospectus
and Statement of Additional Information

Dated March 1, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus or statement of additional information, effective March 1, 2023, First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive management fees of 0.10% of average daily net assets until June 1, 2023.

Please note that during any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Please Keep this Supplement with your Fund’s Prospectus
and Statement of Additional Information for Future Reference